Exhibit 99.2

Schering-Plough Corporation
Statements of Consolidated Income
(Dollars in Millions, except EPS)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		2nd Qtr.	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr.	6 Mos.

Net Sales	2,074	2,338	4,411					2,556	2,833	5,389	2,421	7,810	2,370	10,180	(17%)	(18%)

Cost of Sales	658	784	1,442					579	675	1,254	644	1,898	607	2,505	16%	15%
Gross Margin	1,416	1,554	2,969					1,977	2,158	4,135	1,777	5,912	1,763	7,675	(28%)	(28%)

Total SG&A	843	938	1,780					919	995	1,914	870	2,784	897	3,681	(6%)	(7%)
Research & Development	344	393	737					305	357	662	354	1,017	409	1,425	10%	11%
Other, Net*	13	(4)	8					(26)	(16)	(41)	(4)	(47)	52	6	73%	N/M
Income before Income Taxes	216	227	444					779	822	1,600	557	2,158	405	2,563	(72%)	(72%)

Income Taxes	43	45	89					179	189	368	128	496	92	589	(76%)	(76%)
Net Income	173	182	355					600	633	1,232	429	1,662	313	1,974	(71%)	(71%)

Diluted Earnings per Common Share	0.12	0.12	0.24					0.41	0.43	0.84	0.29	1.13	0.21	1.34	(72%)	(71%)

Avg. Shares Outstanding- Diluted	1,470	1,471	1,471					1,471	1,470	1,470	1,469	1,470	1,469	1,470
Actual Shares Outstanding	1,469	1,469	1,469					1,466	1,466	1,466	1,467	1,467	1,468	1,468

Ratios To Net Sales

Net Sales	100.0%	100.0%	100.0%					100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of Sales	31.7%	33.5%	32.7%					22.6%	23.8%	23.3%	26.6%	24.3%	25.6%	24.6%

Gross Margin	68.3%	66.5%	67.3%					77.4%	76.2%	76.7%	73.4%	75.7%	74.4%	75.4%

Total SG&A	40.6%	40.1%	40.4%					35.9%	35.1%	35.5%	35.9%	35.6%	37.9%	36.2%

Research & Development	16.6%	16.8%	16.7%					11.9%	12.6%	12.3%	14.6%	13.0%	17.2%	14.0%

Income Before Income Taxes	10.4%	9.7%	10.1%					30.5%	29.0%	29.7%	23.0%	27.6%	17.1%	25.2%

Income Taxes	2.1%	1.9%	2.0%					7.0%	6.7%	6.8%	5.3%	6.4%	3.9%	5.8%

Net Income	8.3%	7.8%	8.0%					23.5%	22.3%	22.9%	17.7%	21.3%	13.2%	19.4%

* 4th quarter and Full-year 2002 includes a pre-tax $150 provision to increase litigation reserves.

Note: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.
SCHERING-PLOUGH CORPORATION
ANTI-INFECTIVE/ANTICANCER PRODUCT SALES
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		2nd Qtr.	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr.	6 Mos.

U.S.:	303	349	652					411	420	830	472	1,302	580	1,881	(17%)	(21%)

Intron franchise*	279	302	581					342	377	719	426	1,145	544	1,689	(20%)	(19%)

Temodar	26	48	73					34	47	80	42	122	36	158	2%	(9%)

Other	(2)	(1)	(2)					35	(4)	31	4	35	-	34	75%	N/M

International:	477	521	998					387	471	858	485	1,343	508	1,851	11%	16%

Caelyx	22	26	49					14	17	31	**	**	**	**	53%	54%

Intron franchise*	237	266	503					215	282	497	277	774	273	1,047	(6%)	1%

Remicade	114	126	240					60	76	137	92	228	109	337	65%	76%

Temodar	34	40	73					25	28	53	34	87	33	120	43%	39%

Other	70	63	133					73	68	140	82	254	93	347	(7%)	(5%)

Total:	781	870	1,650					797	891	1,688	957	2,645	1,088	3,733	(2%)	(2%)

Caelyx	22	26	49					14	17	31	**	**	**	**	53%	54%

Intron franchise*	516	569	1,084					556	659	1,216	703	1,919	817	2,736	(14%)	(11%)

Remicade	114	126	240					60	76	137	92	228	109	337	65%	76%

Temodar	59	87	146					59	74	133	76	209	69	278	17%	10%

Other	70	62	131					108	65	171	86	289	93	382	(5%)	(23%)

* The INTRON franchise consists of INTRON A, PEG-INTRON and REBETOL.
** 2002 sales of CAELYX are included in the Other line.

Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.
SCHERING-PLOUGH CORPORATION
ALLERGY/RESPIRATORY PRODUCT SALES
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		2nd Qtr.	6 Mos
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr.	6 Mos.

U.S:	213	332	545					805	899	1,703	579	2,282	124	2,406	(63%)	(68%)

Clarinex	133	144	277					70	137	207	132	340	146	485	5%	34%

Claritin Rx Franchise*	16	13	29					565	677	1,242	303	1,545	(121)	1,424	(98%)	(98%)

Nasonex	34	115	149					101	54	155	124	279	80	359	N/M	(4%)

Proventil	17	42	59					59	30	89	22	111	17	128	40%	(34%)

Other	13	18	31					10	1	10	(2)	7	2	10	N/M	N/M

International:	240	289	530					209	249	458	226	684	214	898	16%	16%

Clarinex	41	75	116					14	36	50	32	82	31	112	N/M	N/M

Claritin Rx Franchise	93	99	192					94	115	209	99	308	70	378	(14%)	(8%)

Nasonex	44	60	105					37	47	83	36	119	45	164	29%	26%

Other	62	55	117					64	51	116	59	175	68	244	8%	1%

Total:	453	621	1,074					1,014	1,147	2,161	805	2,966	338	3,304	(46%)	(50%)

Clarinex	173	219	392					85	173	258	164	422	176	598	27%	52%

Claritin Rx Franchise*	109	112	221					659	792	1,451	402	1,853	(51)	1,802	(86%)	(85%)

Nasonex	79	175	254					138	101	238	160	398	125	523	74%	7%

Proventil	17	42	59					59	30	89	22	111	17	128	40%	(34%)

Other	75	73	148					73	51	125	57	182	71	253	43%	18%

* U.S. OTC CLARITIN sales are now reported in the OTC category (see page 6).

Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.
SCHERING-PLOUGH CORPORATION
CARDIOVASCULAR PRODUCT SALES
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		2nd Qtr.	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr.	6 Mos.

U.S.:	100	149	249					95	89	184	74	258	78	336	68%	35%

Integrilin	84	87	171					62	71	134	72	206	77	283	22%	28%

Other	16	62	78					33	18	50	2	52	1	53	N/M	56%

International:	11	18	29					22	26	48	26	74	24	97	(32%)	(39%)

Integrilin	5	5	10					6	6	12	5	17	4	20	(23%)	(18%)

Other	6	13	19					16	20	36	21	57	20	77	(35%)	(47%)

Total:	111	167	279					117	115	232	99	331	102	433	45%	20%

Integrilin	89	92	181					68	78	146	77	223	81	304	18%	24%

Other *	22	75	98					49	37	86	22	108	21	129	N/M	14%

Notes: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

* Worldwide ZETIA alliance revenue was $30 million in 2003 2nd quarter and $22 million year to date.
SCHERING-PLOUGH CORPORATION
DERMATOLOGICALS, OTHER PHARMACEUTICAL, GLOBAL PHARMACEUTICAL
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		2nd Qtr.	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr.	6 Mos.

U.S.	18	41	59					32	20	52	27	79	53	132	N/M	12%
International	100	103	203					88	92	180	94	274	104	378	12%	13%

Dermatologicals:	118	143	262					120	112	232	121	353	158	511	28%	13%

Other Pharm:	191	126	316					174	229	403	167	571	236	807	(45%)	(21%)

U.S.	648	797	1,446					1,337	1,441	2,778	1,156	3,934	885	4,819	(45%)	(48%)
International	1,006	1,129	2,135					885	1,053	1,938	993	2,932	1,037	3,969	7%	10%

Global Pharm:	1,654	1,927	3,581					2,222	2,494	4,716	2,149	6,866	1,922	8,788	(23%)	(24%)

Notes: Excluding exchange, International pharmaceutical sales declined 6% in the 2003 2nd quarter and declined 3% year to date.

Certain prior period amounts have been reclassified to conform to the current year presentation.

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.
SCHERING-PLOUGH CORPORATION
ANIMAL HEALTH, OTC, FOOT CARE, SUN CARE & CONSOLIDATED SALES
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		2nd Qtr.	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr.	6 Mos.

OTC:	155	122	276					39	37	76	39	115	155	269	N/M	N/M

OTC Claritin	125	88	212					0	0	0	0	0	105	105	N/M	N/M

Other OTC	30	34	64					39	37	76	39	115	50	164	(8%)	(16%)

Foot Care:	58	79	137					73	79	152	63	214	65	279	-	(10%)

Sun Care:	64	39	104					72	52	124	8	132	35	167	(24%)	(16%)

Consumer Health Care:	277	240	517					184	168	352	110	461	255	715	43%	47%

U.S.	45	49	94					57	49	106	59	165	62	227	(1%)	(12%)
International	98	122	220					94	122	215	103	318	131	450	-	2%

Animal Health:	143	171	313					150	171	321	162	483	193	677	-	(3%)

U.S.	970	1,087	2,057					1,577	1,659	3,236	1,324	4,560	1,201	5,761	(34%)	(36%)
International	1,103	1,251	2,355					979	1,175	2,153	1,096	3,250	1,169	4,419	7%	9%

Total Consolidated:	2,074	2,338	4,411					2,556	2,833	5,389	2,421	7,810	2,370	10,180	(17%)	(18%)

Notes: Certain prior period amounts have been reclassified to conform to the current year presentation.

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.
MISCELLANEOUS DATA
(Dollars in Millions)

				2003							2002
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$	$	$

Consolidated Sales
Growth Rates:
As Reported	(19%)	(17%)	(18%)					11%	8%	9%	2%	7%	(4%)	4%
Excluding Exchange	(24%)	(23%)	(23%)					13%	8%	10%	(1%)	7%	(6%)	3%

Other, Net
Interest Income	$13	$15	$28					$17	$18	$35	$18	$53	$22	$75
Interest Expense	(13)	(12)	(25)					(5)	(12)	(17)	(4)	(21)	(6)	(28)
FX Gains/(Losses)	(1)	-	(1)					2	2	4	(1)	4	(2)	2
Other Income/(Expense)*	(12)	1	(10)					12	8	19	(9)	11	(66)	(55)

Total - Other, Net	($13)	$4	($8)					$26	$16	$41	$4	$47	($52)	($6)

Effective Tax Rate	20.0%	20.0%	20.0%					23.0%	23.0%	23.0%	23.0%	23.0%	23.0%	23.0%

* 4th quarter and Full-year 2002 includes a pre-tax $150 provision to increase litigation reserves.

Note: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

									Geraldine U. Foster			908-298-7410

									Lisa W. DeBerardine			908-298-7437

									Janet M. Barth			908-298-7417

Last Updated on 7/22/03
By Schering-Plough